LINDNER INVESTMENTS

PROSPECTUS SUPPLEMENT, dated October 14, 1998, to Prospectus dated September 30, 1998:

The paragraph on page 41 of the Prospectus dealing with the Redemption Fee is hereby amended to read as follows:

         REDEMPTION FEE. The Funds charge a 2% fee if you redeem shares within 60 days after purchase; this means that the amount payable on redemption will be reduced by 2%. This fee is not charged on redemptions made under a systematic withdrawal plan (see "Systematic Withdrawal Plan"). The amount of this fee remains as an asset of the Fund which has charged it, and it does not benefit the Adviser. This redemption fee was not charged during the fiscal years ended June 30, 1998, 1997, 1996 or 1995, but was reinstated by the Board of Trustees of the Trust, effective October 1, 1998. The redemption fee may be waived at the sole discretion of the Funds.

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT, dated October 21, 1998, to Statement of Additional Information dated September 30, 1998:

The information on page B-31 of the Statement of Additional Information regarding the Administrator is hereby amended to read as follows:

Administrator

Ryback Management is the administrator of the High-Yield Bond Fund and the Government Money Market Fund and as such it administers that fund's corporate affairs. The Administrative Services Agreements between these Funds and Ryback provide for compensation to Ryback equal to 0.20% per year of the each Fund's average daily net assets. The following table summarizes the fees paid by these Funds under the Administrative Services Agreements during the fiscal years ended June 30, 1998 and 1997. No fees were paid during the fiscal year ended June 30, 1996:

                                    Fiscal Year Ended June 30,
Fund Name                               1998         1997
---------                               ----         ----
Lindner Dividend Fund                $76,420      $72,890(1)
Lindner Growth Fund                      506(2)       n/a
------
(1) April 13, 1998 to June 30, 1998.
(2) July 6, 1996 to June 30, 1997.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE